Exhibit 99.1

News Release

MEDIA CONTACT:	INVESTOR CONTACT:
J.T. Eger	Cynthia Hiponia and Alice Kousoum
(408) 493-1247	(408) 493-1399
jt@gigamon.com	IR@gigamon.com

Gigamon Reports Second Quarter 2013 Financial Results

Second Quarter Revenue Growth of 44% year-over-year

Silicon Valley, CALIF., July 29, 2013 – Gigamon®(NYSE:GIMO), a leader in traffic visibility solutions with the innovative Visibility Fabric™ architecture, today released financial results for the second quarter ended June 29, 2013.

Financial Highlights:

•	Revenues for the second quarter of fiscal 2013 were $32.4 million, compared to $22.5 million in the second quarter of fiscal 2012.

•	GAAP gross margins of 72% in the second fiscal quarter, compared to 80% in the second quarter of fiscal 2012.

•	Non-GAAP gross margins of 82% in the second fiscal quarter, compared to 80% in the second quarter of fiscal 2012.

•

GAAP net loss for the second quarter of fiscal 2013 was $7.9 million, or $0.41 per diluted share, compared to GAAP net income of $1.3 million, or $0.08 per diluted share, in the second quarter of fiscal 2012.

•

Non-GAAP net income for the second quarter of fiscal 2013 was $3.6 million, or $0.13 per diluted share, compared to non-GAAP net income of $3.1 million, or $0.18 per diluted share, in the second quarter of fiscal 2012.

“In our first quarter as a public company, we delivered solid revenue growth of 44% year-over-year,” said Paul Hooper, CEO of Gigamon. “Our Visibility Fabric enables our customers to gain higher levels of visibility into their IT infrastructure by delivering the right network traffic to the right management system, at the right time. We believe our market is significantly underpenetrated, and through our broad, intelligent and scalable solution, we believe we are well-positioned to capitalize on this exciting growth opportunity.”

Business Highlights:

•	Pricing of our initial public offering, raising $93.4 million, net of expenses, on June 11, 2013.

•	Acquired 72 new customers in the second quarter, bringing the total to 1142 customers that have deployed our visibility solutions.

•	Recognition for the GigaVUE-HD4 which won the ‘Best of Show Grand Prix’ award in its category at Interop Tokyo 2013.

•	Recognition as the ‘Hottest New Networking Company’ at NetEvents Innovation Awards 2013.

•	First shipment of the GigaVUE-HB1 fully integrated “Visibility Fabric in a box” system targeted at managed service providers and midsized enterprises.

•

Announcement of the company’s enhanced strategy to deliver a unified Visibility Fabric™ architecture - designed to provide pervasive visibility across physical, virtual and Software-Defined networks (SDN).

•	Appointment of Shehzad Merchant as Chief Strategy Officer and Peter Finter as Chief Marketing Officer.

Conference Call Information:

Gigamon will host an investor conference call and live webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the second quarter ended June 29, 2013. To access the conference call, dial 877-941-1427, using conference code 4627689. Callers outside the U.S. and Canada should dial 480-629-9664, using conference code 4627689. A replay of the conference call will be available through Monday, August 5, 2013. To access the replay, please dial 800-406-7325 and enter pass code 4627689. Callers outside the U.S. and Canada should dial 303-590-3030 and enter pass code 4627689. The live webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com and will be archived and available on this site for twelve months.

Non-GAAP Financial Measurements

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non- GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Legal Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations that the market for our products will continue to grow and develop; and our expectations regarding product developments and enhancements and adoption of those products by our customers. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Prospectus related to our initial public offering of common stock filed pursuant to Rule 424(b) under the Securities Act of 1933 (Registration No. 333-182662). The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.

About the Visibility Fabric architecture

At Gigamon we realized that delivering the visibility essential to manage, analyze and secure the complex system that is the IT infrastructure requires a new approach. With millions of traffic flows across thousands of endpoints, visibility needs to be pervasive, intelligent and dynamic. Using our patented, unique technology, we created an innovative new approach for delivering this visibility called the Visibility Fabric architecture. This new approach is intelligent and versatile in its ability to enable visibility into the network. For more information visit http://www.gigamon.com/traffic-visibility-fabric.

About Gigamon

Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Our technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. With over eight years’ experience designing and building traffic visibility products in the US, Gigamon solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. www.gigamon.com

Gigamon Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Net Revenue:
Product	$23,354	$16,213	$40,873	$27,106
Service	9,055	6,254	17,349	12,063

Total net revenue	32,409	22,467	58,222	39,169

Cost of revenue:
Product	7,098	4,086	11,822	7,451
Service	1,911	453	2,564	945

Cost of revenue (1), (2)	9,009	4,539	14,386	8,396

Gross profit	23,400	17,928	43,836	30,773

Operating expenses:
Research and development (1), (2)	17,097	3,570	22,768	7,515
Sales and marketing (1), (2)	26,114	9,112	38,535	17,335
General and administrative (1), (2)	12,688	2,735	16,197	4,041

Total operating expenses	55,899	15,417	77,500	28,891

(Loss) income from operations	(32,499)	2,511	(33,664)	1,882
Other income (expense):
Interest income	1	3	3	6
Other expense, net	(18)	(7)	(25)	(33)

(Loss) income before income taxes	(32,516)	2,507	(33,686)	1,855
Income tax benefit (expense) (3)	24,571	(28)	24,542	(91)

Net (loss) income	(7,945)	2,479	(9,144)	1,764

Accretion of preferred stock	(503)	(553)	(1,088)	(1,097)
Loss (earnings) attributable to preferred stock holders	538	(615)	1,107	(213)

Net (loss) income to common stock holders	$(7,910)	$1,311	$(9,125)	$454

Net (loss) income per share attributable to common stock holders:
Basic	$(0.41)	$0.08	$(0.50)	$0.03

Diluted	$(0.41)	$0.08	$(0.50)	$0.03

Weighted-average number of shares used in per share amounts:
Basic	19,247	17,300	18,284	17,300

Diluted	19,247	17,300	18,284	17,300

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue	$2,691	$2	$2,709	$2
Research and development	6,069	32	6,378	32
Sales and marketing	5,263	86	5,692	86
General and administrative	2,674	516	3,511	516

Total stock-based compensation expenses	$16,697	$636	$18,290	$636

(2) Includes performance unit plan compensation expenses, as follows:
Cost of revenue	$353	$—	$353	$—
Research and development	5,188	—	5,188	—
Sales and marketing	7,991	—	7,991	—
General and administrative	6,839	—	6,839	—

Total performance unit plan compensation expenses	$20,371	$—	$20,371	$—

(3) Includes tax benefit upon conversion of LLC to a C Corporation on May 31, 2013	$14,811	$—	$14,811	$—

Gigamon Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 29, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$121,522	$18,675
Accounts receivable, net	17,908	20,677
Inventories	3,241	3,736
Deferred income tax asset	4,679	—
Prepaid expenses and other current assets	3,269	3,407

Total current assets	150,619	46,495

Property and equipment, net	3,558	2,686
Deferred income tax asset, non-current	19,906	—
Other assets	17	2,316

Total assets	$174,100	$51,497

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$2,986	$3,221
Accrued and other current liabilities	36,443	18,710
Deferred revenue	27,662	23,917

Total current liabilities	67,091	45,848

Deferred revenue, non-current	8,639	6,903
Other liabilities	219	447

Commitments and contingencies
Series A preferred stock	—	28,344

Stockholders’ equity (deficit):
Common stock	3	1,625
Treasury stock	(12,469)	(12,469)
Additional paid in capital	143,160	1,522
Accumulated deficit	(32,543)	(20,723)

Total stockholders’ equity (deficit)	98,151	(30,045)

Total liabilities, preferred stock and stockholders’ equity (deficit)	$174,100	$51,497

Gigamon Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Operating activities:
Net (loss) income	$(7,945)	$2,479	$(9,144)	$1,764
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	649	282	1,198	538
Stock-based compensation	16,697	636	18,290	636
Deferred income taxes	(24,585)	—	(24,585)	—
Inventory (recovery) write-offs	(140)	404	(140)	1,382
Loss on disposal of fixed assets	14	—	14	—
Changes in operating assets and liabilities:
Accounts receivable, net	(3,977)	(1,796)	2,769	4,760
Inventories	189	1,810	1,652	352
Prepaid expenses and other assets	968	461	230	684
Accounts payable	1,555	(1,469)	(85)	(1,288)
Accrued and other liabilities	20,293	1,816	19,385	3,944
Deferred revenue	1,094	1,783	5,481	2,110

Net cash provided by operating activities	4,812	6,406	15,065	14,882
Investing activities:
Purchases of property and equipment	(1,251)	(678)	(2,200)	(1,240)

Net cash used in investing activities	(1,251)	(678)	(2,200)	(1,240)
Financing activities:
Proceeds from initial public offering, net	97,102	—	97,068	—
Proceeds from exercise of stock options	11	—	11	—
Distribution of income to LLC members	(2,276)	(2,790)	(7,097)	(7,440)

Net cash provided by (used in) financing activities	94,837	(2,790)	89,982	(7,440)
Net increase in cash and cash equivalents	98,398	2,938	102,847	6,202
Cash and cash equivalents at beginning of period	23,124	16,366	18,675	13,102

Cash and cash equivalents at end of period	$121,522	$19,304	$121,522	$19,304

Gigamon Inc.

Reconciliation of Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Reconciliation of Gross Profit and Gross Margin on a GAAP Basis to Gross Profit and Gross Margin on a Non-GAAP Basis:
Gross profit on a GAAP basis	$23,400	$17,928	$43,836	$30,773
Stock-based compensation	2,691	2	2,709	2
Performance unit plan compensation expense	353	—	353	—

Gross profit on a Non-GAAP basis	$26,444	$17,930	$46,898	$30,775

Revenue	$32,409	$22,467	$58,222	$39,169
Gross margin on a GAAP basis	72%	80%	75%	79%
Gross margin on a Non-GAAP basis	82%	80%	81%	79%
Reconciliation of Operating (Loss) Income and Operating Margin on a GAAP Basis to Operating (Loss) Income and Operating Margin on a Non-GAAP Basis:
Operating (loss) income on a GAAP basis	$(32,499)	$2,511	$(33,664)	$1,882
Stock-based compensation	16,697	636	18,290	636
Performance unit plan compensation expense	20,371	—	20,371	—

Operating income on a Non-GAAP basis	$4,569	$3,147	$4,997	$2,518

Operating margin on a GAAP basis	–100%	11%	–58%	5%
Operating margin on a Non-GAAP basis	14%	14%	9%	6%
Reconciliation of Net (Loss) income attributable to common stockholders on a GAAP Basis to Net Income attributable to common stockholders on a Non-GAAP Basis:

Net (loss) income attributable to common stock holders on a GAAP basis	$(7,910)	$1,311	$(9,125)	$454
Accretion of preferred stock	503	553	1,088	1,097
(Loss) earnings attributable to preferred stock holders	(538)	615	(1,107)	213
Stock-based compensation	16,697	636	18,290	636
Performance unit plan compensation expense	20,371	—	20,371	—
Tax benefit upon conversion of LLC to a C Corporation	(14,811)	—	(14,811)	—
Income tax effect of Non-GAAP adjustments	(10,675)	—	(10,675)

Net income on a Non-GAAP basis	$3,637	$3,115	$4,031	$2,400

Gigamon Inc.

Reconciliation of Non-GAAP Financial Measures (continued)

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Reconciliation of Diluted Net (Loss) Income per Share on a GAAP Basis to Diluted Net Income per Share on a Non-GAAP Basis:

Diluted net (loss) income per share on a GAAP basis	$(0.41)	$0.08	$(0.50)	$0.03

Accretion of preferred stock	0.03	0.03	0.06	0.06
(Loss) earnings attributable to preferred stock holders	(0.03)	0.04	(0.06)	0.01
Stock-based compensation	0.87	0.04	1.00	0.04
Performance unit plan compensation	1.06	—	1.11	—
Tax benefit upon conversion of LLC to a C corporation	(0.77)	—	(0.81)	—
Income tax effect on non-GAAP adjustments	(0.55)	—	(0.58)	—
Impact of difference in number of GAAP and non-GAAP diluted shares	(0.07)	(0.01)	(0.07)	—

Diluted net income per share on a Non-GAAP basis	$0.13	$0.18	$0.15	$0.14

Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	19,247	17,300	18,284	17,300
Dilutive impact due to stock options, a common stock warrant, restricted stock awards, and restricted stock units	8,209	113	8,542	44

Non-GAAP diluted weighted-average number of shares	27,456	17,413	26,826	17,344

Condensed Non-GAAP Consolidated Income Statements

Impact of Non-GAAP Adjustments on Reported Net (Loss) Income

For the Three and Six Months Ended June 29, 2013 and June 30, 2012

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended June 29, 2013			Three Months Ended June 30, 2012			Six Months Ended June 29, 2013			Six Months Ended June 30, 2012
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net Revenue:
Product	$23,354	$—	$23,354	$16,213	$—	$16,213	$40,873	$—	$40,873	$27,106	$—	$27,106
Service	9,055	—	9,055	6,254	—	6,254	17,349	—	17,349	12,063	—	12,063

Total net revenue	32,409	—	32,409	22,467	—	22,467	58,222	—	58,222	39,169	—	39,169

Cost of revenue:
Product (1), (2)	7,098	(1,952)	5,146	4,086	(2)	4,084	11,822	(1,964)	9,858	7,451	(2)	7,449
Service (1), (2)	1,911	(1,092)	819	453	—	453	2,564	(1,098)	1,466	945	—	945

Cost of revenue	9,009	(3,044)	5,965	4,539	(2)	4,537	14,386	(3,062)	11,324	8,396	(2)	8,394

Gross profit	23,400	3,044	26,444	17,928	2	17,930	43,836	3,062	46,898	30,773	2	30,775

Operating expenses:
Research and development (1), (2)	17,097	(11,257)	5,840	3,570	(32)	3,538	22,768	(11,566)	11,202	7,515	(32)	7,483
Sales and marketing (1), (2)	26,114	(13,254)	12,860	9,112	(86)	9,026	38,535	(13,683)	24,852	17,335	(86)	17,249
General and administrative (1), (2)	12,688	(9,513)	3,175	2,735	(516)	2,219	16,197	(10,350)	5,847	4,041	(516)	3,525

Total operating expenses	55,899	(34,024)	21,875	15,417	(634)	14,783	77,500	(35,599)	41,901	28,891	(634)	28,257

(Loss) income from operations	(32,499)	37,068	4,569	2,511	636	3,147	(33,664)	38,661	4,997	1,882	636	2,518

Other income (expense):
Interest income	1	—	1	3	—	3	3	—	3	6	—	6
Other expense, net	(18)	—	(18)	(7)	—	(7)	(25)	—	(25)	(33)	—	(33)

(Loss) income before income taxes	(32,516)	37,068	4,552	2,507	636	3,143	(33,686)	38,661	4,975	1,855	636	2,491
Income tax benefit (expense) (3), (4)	24,571	(25,486)	(915)	(28)	—	(28)	24,542	(25,486)	(944)	(91)	—	(91)

Net (loss) income	(7,945)	11,582	3,637	2,479	636	3,115	(9,144)	13,175	4,031	1,764	636	2,400

Accretion of preferred stock	(503)	503	—	(553)	553	—	(1,088)	1,088	—	(1,097)	1,097	—
Loss (earnings) attributable to preferred stock holders	538	(538)	—	(615)	615	—	1,107	(1,107)	—	(213)	213	—

Net (loss) income to common stock holders	$(7,910)	$11,547	$3,637	$1,311	$1,804	$3,115	$(9,125)	$13,156	$4,031	$454	$1,946	$2,400

Net (loss) income per share attributable to common stockholders:
Basic	$(0.41)	$0.60	$0.19	$0.08	$0.10	$0.18	$(0.50)	$0.72	$0.22	$0.03	$0.11	$0.14

Diluted	$(0.41)	$0.54	$0.13	$0.08	$0.10	$0.18	$(0.50)	$0.65	$0.15	$0.03	$0.11	$0.14

Weighted-average number of shares used in per share amounts:
Basic	19,247	—	19,247	17,300	—	17,300	18,284	—	18,284	17,300	—	17,300

Diluted	19,247	8,209	27,456	17,300	113	17,413	18,284	8,542	26,826	17,300	44	17,344

Notes:

(1)	Stock-based compensation
(2)	Performance unit plan compensation
(3)	Tax benefit upon conversion from an LLC to a C Corporation on May 31, 2013
(4)	Income tax effect on non-GAAP adjustments